TRADE RECEIVABLES (Details) - USD ($) $ in Thousands		Dec. 31, 2020	Dec. 31, 2019
Statement1 [Line Items]
Trade receivables		$ 6,617	$ 10,171
Trade receivables due from the pools		1,380	3,706
Trade Receivables Net allowances		7,997	13,877
Included in assets of a disposal group held for sale (Note 40)	[1]	(69)	(704)
Total trade receivables, net		$ 7,928	$ 13,173

[1]	For 2020, the amount represents only the assets relating to Training school that has been classified as held for sale in 2020. Amounts relating to Unicorn Tankers division disclosed as asset held for sale in 2019 and 2020 are included in Note 40.